Exhibit 10.1

FIRST AMENDMENT TO TERM CREDIT AGREEMENT

This First Amendment to Term Credit Agreement (this “Amendment”), is entered into as of the 31st day of December, 2015 (the “Effective Date”), between PINEDALE CORRIDOR, LP, a Delaware limited partnership, as borrower (“Borrower”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement (hereinafter defined) as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Lenders, and Agent entered into that certain Term Credit Agreement dated as of December 14, 2012  (as may be amended, restated, consolidated, extended, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders established a term credit facility for the benefit of Borrower, providing for term loans in the original principal amount of $70,000,000 and currently outstanding in the aggregate principal amount of $63,532,000 (the “Loans”); and

WHEREAS, CorEnergy Infrastructure Trust Inc., a Maryland corporation (“Limited Guarantor”), has executed and delivered the Limited Guaranty in favor of Agent for the benefit of Agent and Lenders; and

WHEREAS, Borrower and Limited Guarantor have requested that certain terms of the Credit Agreement be modified and amended as hereinafter set forth; and

WHEREAS, Lenders and Agent, and Borrower, as applicable, have agreed to such amendments as set forth herein, subject to the terms and conditions hereinafter set forth, and Limited Guarantor has consented to this Amendment;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

1.                     Amendments to Credit Agreement.

(a)                  Section 1.1 of the Credit Agreement, Definitions, is hereby amended as follows:

(i)                 The definition of “LIBOR Rate Spread” is hereby deleted in its entirety and the following new definition substituted in lieu thereof:

“LIBOR Rate Spread.  The per annum rate of four and one-quarter percent (4.25%)”.

(ii)                 The definition of “Maturity Date” is hereby deleted in its entirety and the following new definition substituted in lieu thereof:

“Maturity Date.  March 30, 2016”.

(b)                 Section 3.1 of the Credit Agreement, Repayment; Stated Maturity; Extension Option, is hereby amended as follows:

(i)                   Clause (a) of §3.1 is hereby deleted in its entirety and the following new clause (a) substituted in lieu thereof:

“(a)            Principal Amortization Payments.  Commencing on March 7, 2014 and continuing on the fifth (5th) Business Day of each month thereafter during the term of the Loans, monthly principal payments on the Loans shall be due and payable in an aggregate principal amount equal to the sum of (i) forty-two hundredths percent (0.42%) of the Outstanding amount of the Loans as of March 1, 2014, plus (ii) beginning January 8, 2016 and continuing on the fifth (5th) Business Day of each month thereafter, the additional monthly principal amount of $1,000,000 in January, $1,150,000 in February and $1,000,000 in March.”

(c)                  The parties to this Amendment acknowledge and agree that the extension option contemplated in §3.1(c) of the Credit Agreement has terminated by its terms and is no longer of any force or effect.

2.                    No other Amendments or Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as an amendment or waiver of any right, power or remedy of Lenders or Agent under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents.  Except for the amendments and waiver expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with Agent and Lenders at variance with the Credit Agreement such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

3.                    Conditions to Effectiveness.  This Amendment shall become effective as of the Effective Date when, and only when, each of the following conditions precedent shall have been satisfied, in form and substance satisfactory to it:

(a)            Agent shall have received counterparts of this Amendment duly executed by Borrower and each Lender;

(b)            Agent shall have received counterparts of an amendment to Mortgage, duly executed by Borrower and Agent, in form and substance satisfactory to Agent (the

“Mortgage Amendment”), reflecting the extension of the Maturity Date as herein provided, and such other matters as Agent may require;

(c)            Agent shall have received counterparts of an amendment to Limited Guaranty (the “Limited Guaranty Amendment”), duly executed by Limited Guarantor and Agent, in form and substance satisfactory to Agent;

(d)            Agent shall have received a waiver from Lessee with respect to the notice requirements in Section 5.4 of the SNDA;

(e)            Agent shall have received from Borrower, by wire transfer of immediately available funds, the sum of $1,000,000, to be applied as a pro rata reduction of the outstanding principal amount of the Loans;

(f)            Agent shall have received from Borrower, by wire transfer of immediately available funds,  an amendment fee in the amount of $156,330, for the ratable account of Lenders, which fee shall be fully earned on the Effective Date and nonrefundable when paid;

(g)            Agent shall have received a favorable opinion addressed to Lenders and Agent and dated as of the Effective Date, in form and substance reasonably satisfactory to Agent, from counsel of Borrower, CORR and Pinedale GP, as to such matters as Agent shall reasonably request;

(h)            Agent shall have received such other documents, instruments, agreements and certificates as Agent may reasonably require in connection with this Amendment (together with the Mortgage Amendment and the Limited Guaranty Amendment, the “Other Amendment Documents”), each duly executed on behalf of Borrower, Pinedale GP and/or CORR, as the case may be;

(i)            Agent shall have received from Borrower, by wire transfer of immediately available funds, any and all mortgage, recording, intangible, documentary stamp or other similar taxes and charges which Agent reasonably determines to be payable as a result of the execution, delivery and recordation of the Mortgage Amendment to any state or any county or municipality thereof in which any of the Mortgaged Properties are located; and

(j)            Evidence of payment of all required fees and expenses of Arranger, Agent and Lenders incurred by them in connection with the execution and delivery of this Amendment, together with Agent’s legal fees and actually incurred costs and expenses of Agent’s counsel with respect to this Amendment.

4.                    Post-Closing Delivery.  Borrower agrees to cause each Title Policy to be endorsed to insure the applicable Mortgage, as previously amended and as amended by the Mortgage Amendment, subject only to the encumbrances permitted by the Mortgage and which shall not contain standard exceptions for mechanics’ liens, persons in occupancy or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and to deliver each such endorsement to Agent within thirty (30) days after the Effective Date (or such later date as Agent may agree to in writing).

5.                    Representations and Warranties.  Borrower represents and warrants as follows:

(a)            The execution, delivery and performance by Borrower of this Amendment are within Borrower’s legal powers, have been duly authorized by all necessary partnership or other action of Borrower, Pinedale GP and CORR, and do not contravene (i) the organizational documents of Borrower, Pinedale GP or CORR, or (ii) any law or contractual restriction binding on or affecting such Person;

(b)            Except for approvals which have been obtained, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Borrower of this Amendment or any of the Loan Documents, as amended hereby and by the other Amendment Documents, to which such Person is or will be a party;

(c)            This Amendment and each of the Other Amendment Documents constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally;

(d)            The representations and warranties made by Borrower and CORR in the Loan Documents or otherwise made by or on behalf of Borrower and CORR in connection therewith or in connection with this Amendment or the Other Amendment Documents are true and correct in all material respects on the Effective Date;

(e)            There are no actions, suits, investigations or proceedings pending or threatened, in any court or before any arbitrator or other Governmental Authority that purports to adversely affect Borrower, or any transaction contemplated hereby, that could reasonably be expected to have a Material Adverse Effect and there are no judgments outstanding against or affecting Borrower or any of the Collateral;

(f)            No Default or Event of Default is existing after giving effect to the provisions of this Amendment; and

(g)            No material adverse change in the business, assets, properties, operations, condition or prospects of Borrower has occurred since the December 31, 2014.

Borrower acknowledges that Agent and each Lender is relying on the warranties, representations, releases and agreements of Borrower in this Amendment, and would not enter into this Amendment or agree to modify the Loan terms without such warranties, representations, releases and agreements;

6.                    No Defenses, Claims, Etc.; Waiver and Release of Same.  Borrower acknowledges, represents and agrees that neither Borrower nor Pinedale GP, as of the date hereof, has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Arranger, Agent or any Lender, or any past or present officers, agents or employees of any of the foregoing, with respect to the Loan Documents and the transactions contemplated therein, and Borrower hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, if any, whether known or unknown and any acts, statements, and/or representations made by Arranger, Agent or any Lender in connection with the negotiation and execution of this Amendment.

7.                    No Implied Amendments; No Novation.  Except as expressly hereinabove set forth or in any Other Amendment Document executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and Borrower does hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents as modified and amended herein and in the Other Amendment Documents.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Credit Agreement and the Notes or the other obligations of Borrower, Pinedale GP or Limited Guarantor under the Loan Documents.

8.                    Final Agreement.         THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.                    Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall be deemed to be a Loan Document for all purposes.

10.                    Costs, Expenses and Taxes.  Borrower agrees to pay on demand all of Agent’s and Arranger’s reasonable legal, due diligence, and other out-of-pocket expenses incurred in connection with the negotiation, preparation and closing of this Amendment, the other instruments and documents to be delivered hereunder and the transactions contemplated herein, including, without limitation, the fees and out-of-pocket expenses of Lender’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder, thereunder and under the other Loan Documents.

11.                    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.                    Revival of Liability.  To the extent that any payment or payments made to Agent or Lenders under this Amendment, or any payment or proceeds of any property received by Agent or Lenders in the reduction of the amounts due under the Credit Agreement or with respect to any of the other Obligations are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to a surety, or any other person liable for any of the obligations evidenced and/or secured by the Loan Documents, whether directly or indirectly, as a debtor-in-possession or to a receiver or any other person under any bankruptcy law, state or federal law, common law or equitable cause (collectively, the “Invalidated Payments”), then the portion of such indebtedness due under the Credit Agreement, as amended hereby, equal to the Invalidated Payments and the Liens given to secure the Obligations will be revived and will continue in full force and effect as if such payment or proceeds had never been received by Agent or Lenders.

13.                    Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic PDF transmission shall be as effective as delivery of a manually executed counterpart hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument the date first set forth above.

BORROWER:
PINEDALE CORRIDOR, LP, a Delaware limited partnership

By:	Pinedale GP, Inc., its general partner

	By:	/s/	Richard C. Green
	Name:		Richard C. Green
	Title:		Chairman

[SIGNATURES CONTINUED ON FOLLOWING PAGES]
SIGNATURE PAGE TO FIRST AMENDMENT TO PINEDALE CORRIDOR, LP
AMENDED AND RESTATED TERM CREDIT AGREEMENT

[Execution of First Amendment to
Amended and Restated Term Loan Credit Agreement Continued]

KEYBANK NATIONAL ASSOCIATION, as a Lender and as Agent

By:	/s/	Kristin Centracchio
Name:		Kristin Centracchio
Title:		Vice President
SIGNATURE PAGE TO FIRST AMENDMENT TO PINEDALE CORRIDOR, LP
AMENDED AND RESTATED TERM CREDIT AGREEMENT

[Execution of First Amendment to
Amended and Restated Term Loan Credit Agreement Continued]

BANK OF AMERICA, N.A., as a Lender

By:	/s/	Kevin J. Rooney
Name:		Kevin J. Rooney
Title:		Senior Vice President
SIGNATURE PAGE TO FIRST AMENDMENT TO PINEDALE CORRIDOR, LP
AMENDED AND RESTATED TERM CREDIT AGREEMENT

[Execution of First Amendment to
Amended and Restated Term Loan Credit Agreement Continued]

ROYAL BANK OF CANADA., as a Lender

By:	/s/	Evans Swann, Jr.
Name:		Evans Swann, Jr.
Title:		Authorized Signatory
SIGNATURE PAGE TO FIRST AMENDMENT TO PINEDALE CORRIDOR, LP
AMENDED AND RESTATED TERM CREDIT AGREEMENT

[Execution of First Amendment to
Amended and Restated Term Loan Credit Agreement Continued]

STIFEL BANK & TRUST, as a Lender

By:	/s/	John H. Phillips
Name:		John H. Phillips
Title:		Executive Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO PINEDALE CORRIDOR, LP
AMENDED AND RESTATED TERM CREDIT AGREEMENT